MEMORANDUM
                                       OF
                              REAL ESTATE CONTRACT



TO WHOM IT MAY CONCERN

NOTICE IS HEREBY GIVEN that a Real Estate Contract has been entered into by and between Orville E. Crowley and John E. Trabert, Sellers, and A. Terry Moss, Maggi Moss-Flynn, Richard b. Margulies and United Federal Savings Bank of Iowa, as Buyers, dated the 1st day of November, 1985, pertaining to the conveyance of the real property (including land, improvements and leasehold interests) described on Exhibit "A", attached hereto and by this reference made a part hereof.

YOU ARE FURTHER NOTIFIED, that said Real Estate Contract provides for the purchase of the said real estate upon an installment basis with final payment and the assumption of certain mortgages on ore before January 2, 1986, and delivery of a Warranty Deed to Buyers.

YOU ARE FURTHER NOTIFIED, that said Real Estate Contract contains forfeiture provisions under Chapter 656 of the Code of Iowa.

YOU ARE FURTHER NOTIFIED, that said Real Estate Contract provides for possession to be granted by Sellers to Buyers on the 1st day of November, 1985, subject to the terms of said Real Estate Contract.

YOU ARE FURTHER NOTIFIED, that said Real Estate Contract provides that no mechanic's liens may attach to said property and that said Buyers have no right to take any action which would cause such a mechanic's lien to so attach.

YOU ARE FURTHER NOTIFIED, that all provisions of said Real Estate Contract, are by this reference, incorporated herein and made a part thereof.

Dated this 1st day of November, 1985.

                                    /s/ John E. Trabert
------------------------------      --------------------------------------------
Orville E. Crowley, Seller          John E. Trabert, Seller

/s/ Becky W. Crowley                /s/ Mary Ann Trabert
------------------------------      --------------------------------------------
Becky W. Crowley, Spouse            Mary Ann Trabert, Spouse

/s/ A. Terry Moss                   /s/ Maggi Moss-Flynn
------------------------------      --------------------------------------------
A. Terry Moss, Buyer                Maggi Moss-Flynn, Buyer

/s/ Richard B. Margulies            UNITED FEDERAL SAVINGS BANK
------------------------------      OF IOWA, Buyer
Richard B. Margulies, Buyer

                                    By:
                                    Its,

                                    By:
                                    Its:

STATE OF IOWA    )
                 )  SS:
COUNTY OF POLK   )



On this 1st day of November, 1985, before me, the undersigned, a Notary Public in and for the State of Iowa and County of Polk, personally appeared A. Terry Moss, Maggi Moss-Flynn and Richard B. Margulies to me known to be the identical persons named in and who executed the within and foregoing instrument and acknowledged that they executed the same as their voluntary act and deed:

                                    /s/ Margaret M. Ireland
                                    --------------------------------------------
                                    Notary in and for the State of Iowa
                                    and County of Polk


STATE OF IOWA    )
                 )  SS:
COUNTY OF POLK   )


On this 1st day of November, 1985, before me, the undersigned, a Notary Public in and for the State of Iowa and County of Polk, personally appeared Orville E. Crowley and Becky W. Crowley, husband and wife, John E. Trabert and Mary Ann Trabert, husband and wife, to me known to be the identical persons named in and who executed the within and foregoing instrument and acknowledged that they executed the same as their voluntary act and deed.

                                    /s/ Margaret M. Ireland
                                    --------------------------------------------
                                    Notary in and for the State of Iowa
                                    and County of Polk


STATE OF IOWA   )
                )  SS:
COUNTY OF POLK  )


On this 1st day of November, 1985, before me, the undersigned, a Notary Public in and for the State of Iowa and County of Polk, personally appeared Donald L. Cook and Greg Strasser to me known, who, being duly sworn, did say that they are the President/CEO and the Executive Vice Pres./Secretary, respectively, of United Federal Savings Bank of Iowa; that (that the seal affixed hereto is the seal of United Federal Savings Bank of Iowa); that the foregoing instrument was signed (and sealed) on behalf of United Federal Savings Bank of Iowa by authority of its Board of Directors and that Donald L. Cook and Greg Strasser as such officers, acknowledged the execution of said instrument to be the voluntary act and deed of United Federal Savings Bank of Iowa, by it and by them voluntarily executed.

                                    /s/ Carolyn A. Cantrell
                                    --------------------------------------------
                                    Notary in and for the State of Iowa
                                    and County of Polk

                                   EXHIBIT "A"

All buildings and improvements to Lot Sixteen (16) and Lot Seventeen (17) in WESTOWN PARK, an Auditor's Plat, now included in and forming a part of the City of West Des Moines, Iowa; and

All interests of the Sellers in and to certain leases pertaining to the above described real property, which leases are more fully identified in the Real Estate Contract and all interests of the Sellers in and to said Lot Sixteen (16) and Lot Seventeen (17) in WESTOWN PARK, an Auditor's Plat, now included in and forming a part of the City of West Des Moines, Iowa, arising from said leases.